INVESCO STOCK FUNDS, INC.

                   INVESCO Dynamics Fund--Institutional Class

                           Supplement dated August 1,
                 2003 to Prospectus dated November 30, 2002, as
                          supplemented on June 12, 2003


Effective August 1, 2003, the section of the Prospectus entitled "Portfolio Managers" is amended to add:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.